EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A Amendment No. 1, into the Company's previously filed Registration Statements File No. 33-61697, File No. 33-63199, File No. 33-80660 and File No. 33-84502.



                                        /s/ ARTHUR ANDERSEN LLP
                                        ----------------------
                                            ARTHUR ANDERSEN LLP


Albuquerque, New Mexico
September 23, 1997